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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 30, 1998


                                MICROGRAFX, INC.
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             (Exact name of registrant as specified in its charter)


                  TEXAS                            0-18708                              75-1952080
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
        (State of other jurisdiction        (Commission File Number)           (IRS Employer Identification
                incorporation)                                                                 No.)
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1303 E. ARAPAHO ROAD, RICHARDSON, TEXAS                           75081
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:    (972) 234-1769
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                                (NOT APPLICABLE)
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(Former name or former address, if changed since last report)





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         The item numbers and responses thereto are in accordance with the requirements of Form 8-K. All capitalized terms used and not otherwise defined herein shall have the meaning specified in the Company's Current Report on Form
8-K.

         The Company hereby amends and restates in its entirety each of the following items of the Company's Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

    The following documents are filed as exhibits to this report. The exhibit numbers in the exhibit list correspond to the numbers assigned to such exhibits in the Exhibit Table of Item 601 of Regulation S-K.

    10.1       License Agreement between Micrografx, Inc. and Cendant Software
               Corporation

    10.2       Noncompetition Agreement between Micrografx, Inc. and Cendant
               Software Corporation


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                MICROGRAFX, INC.
                                (Registrant)



Date:   November 25, 1998                By  /s/ John M. Carradine
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                                           John M. Carradine
                                           Chief Financial Officer
                                           and Treasurer


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                               INDEX TO EXHIBITS


    10.1       License Agreement between Micrografx, Inc. and Cendant Software
               Corporation

    10.2       Noncompetition Agreement between Micrografx, Inc. and Cendant
               Software Corporation